LORD ABBETT DEVELOPING GROWTH FUND, INC.
                         Supplement dated March 1, 2003
                             to Prospectuses dated
                 December 1, 2002, as revised December 20, 2002

                         _____________________________

     The following information replaces the "Investment Managers" paragraph in the Fund's Prospectus on page 6, under the heading "Management".


Lord Abbett uses a team of portfolio managers and analysts acting together to manage the Fund's investments. Stephen J. McGruder, Partner and Senior Investment Manager of Lord Abbett will be retiring from Lord Abbett at the end of the firm's fiscal year, September 30, 2003. Effective March 1, 2003, F. Thomas O'Halloran, Investment Manager, will assume the position of team leader of the Fund. Mr. O'Halloran, who has been a senior member of the team for the past two years, joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. The other senior members include Lesley-Jane Dixon and John J. DiChiaro. Ms. Dixon, Partner and Senior Research Analyst, joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1986. Mr. DiChiaro, Partner and Senior Strategy Coordinator, joined Lord Abbett in 2000. Prior to joining Lord Abbett, Mr. DiChiaro was Vice President- Securities Group with Wafra Investment Advisory Group. He has been in the investment business since 1979.